Exhibit 99.2

Pricing Agreement

ABN AMRO Incorporated
Banc of America Securities LLC
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
As Representative of the several
Underwriters named in Schedule I hereto
c/o	ABN AMRO Incorporated
55 East 52nd Street
6th Floor
New York, New York 10055

May 9, 2006

Ladies and Gentlemen:

Abbott Laboratories, an Illinois corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated May 9, 2006 (the “Underwriting Agreement”), between the Company and the Representatives of the several Underwriters to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the 5.375% Notes due May 15, 2009 (the “Notes due 2009”) specified in Schedule II-A hereto, the 5.600% Notes due May 15, 2011 (the “Notes due 2011”) specified in Schedule II-B hereto and the 5.875% Notes due May 15, 2016 (the “Notes due 2016”) specified in Schedule II-C hereto (collectively, the “Designated Securities”). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 10 of the Underwriting Agreement and the address of the Representatives referred to in such Section 10 are set forth at the end of Schedule II-A,

Schedule II-B and Schedule II-C hereto. The Permitted Free Writing Prospectuses relating to the Designated Securities are attached hereto as Schedule III-A, Schedule III-B and Schedule III-C.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II-A, Schedule II-B and Schedule II-C hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

Very truly yours,

Abbott Laboratories

	By:	/s/ Robert E. Funck
	Name:	Robert E. Funck
	Title:	Vice President and Treasurer

Accepted as of the date hereof:

ABN AMRO Incorporated

By:	/s/ Paul Hatton
Name:	Paul Hatton
Title:	Managing Director

On behalf of each of the Underwriters

SCHEDULE I

Underwriters:	Principal Amount of Notes due 2009 to be Purchased	Principal Amount of Notes due 2011 to be Purchased	Principal Amount of Notes due 2016 to be Purchased

ABN AMRO Incorporated	$129,999,950	$389,999,850	$519,999,800
Banc of America Securities LLC	$90,000,000	$270,000,000	$360,000,000
J.P. Morgan Securities Inc.	$90,000,000	$270,000,000	$360,000,000
Morgan Stanley & Co. Incorporated	$90,000,000	$270,000,000	$360,000,000
Citigroup Global Markets Inc.	$17,043,950	$51,131,850	$68,175,800
BNP Paribas Securities Corp	$13,049,250	$39,147,750	$52,197,000
Wachovia Capital Markets, LLC	$13,049,250	$39,147,750	$52,197,000
Mitsubishi UFJ Securities International plc	$10,652,450	$31,957,350	$42,609,800
SG Americas Securities, LLC	$10,652,450	$31,957,350	$42,609,800
The Williams Capital Group, L.P.	$7,641,500	$22,924,500	$30,566,000
Banca Caboto S.p.A.	$6,141,500	$18,424,500	$24,566,000
Harris Nesbit Corp.	$6,141,500	$18,424,500	$24,566,000
Deutsche Bank Securities Inc.	$6,141,500	$18,424,500	$24,566,000
Goldman, Sachs & Co.	$6,141,500	$18,424,500	$24,566,000
Standard Chartered Bank	$3,345,200	$10,035,600	$13,380,800
Total	$500,000,000	$1,500,000,000	$2,000,000,000

SCHEDULE II-A

Title of Notes due 2009:

5.375% Notes due May 15, 2009

Aggregate principal amount:

$500,000,000

Pricing Effective Time:

3:50 p.m., New York City time, May 9, 2006

Price to Public:

99.750% of the principal amount of the Notes due 2009, plus accrued interest, if any from May 12, 2006

Purchase Price by Underwriters:

99.500% of the principal amount of the Notes due 2009, plus accrued interest, if any from May 12, 2006

Method of and specified funds for payment of purchase price:

By wire transfer to a bank account specified by the Company in immediately available funds

Indenture:

Indenture, dated as of February 9, 2001, as supplemented by a supplemental indenture, dated as of February 27, 2006, between the Company and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as Trustee

Maturity:

May 15, 2009

Interest Rate:

5.375%

Interest Payment Dates:

Semiannually on May 15 and November 15, commencing November 15, 2006

Redemption Provisions:

As set forth in the Prospectus Supplement under “Description of Notes”

Sinking Fund Provisions:

No sinking fund provisions

Defeasance provisions:

Sections 13.2 and 13.3 of the Indenture shall be applicable to the Notes due 2009

Time of Delivery:

May 12, 2006

Closing Location for Delivery of Securities:

The Depository Trust Company

55 Water Street

New York, New York 10041

Names and addresses of Representatives:

Designated Representatives:

ABN AMRO Incorporated

Address for Notices, etc.:

ABN AMRO Incorporated

55 East 52nd Street

6th Floor

New York, New York 10055

SCHEDULE II-B

Title of Notes due 2011:

5.600% Notes due May 15, 2011

Aggregate principal amount:

$1,500,000,000

Pricing Effective Time:

3:50 p.m., New York City time, May 9, 2006

Price to Public:

99.935% of the principal amount of the Notes due 2011, plus accrued interest, if any from May 12, 2006

Purchase Price by Underwriters:

99.585% of the principal amount of the Notes due 2011, plus accrued interest, if any from May 12, 2006

Method of and specified funds for payment of purchase price:

By wire transfer to a bank account specified by the Company in immediately available funds

Indenture:

Indenture, dated as of February 9, 2001, as supplemented by a supplemental indenture, dated as of February 27, 2006, between the Company and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as Trustee

Maturity:

May 15, 2011

Interest Rate:

5.600%

Interest Payment Dates:

Semiannually on May 15 and November 15, commencing November 15, 2006

Redemption Provisions:

As set forth in the Prospectus Supplement under “Description of Notes”

Sinking Fund Provisions:

No sinking fund provisions

Defeasance provisions:

Sections 13.2 and 13.3 of the Indenture shall be applicable to the Notes due 2011

Time of Delivery:

May 12, 2006

Closing Location for Delivery of Securities:

The Depository Trust Company

55 Water Street

New York, New York 10041

Names and addresses of Representatives:

Designated Representatives:

ABN AMRO Incorporated

Address for Notices, etc.:

ABN AMRO Incorporated

55 East 52nd Street

6th Floor

New York, New York 10055

SCHEDULE II-C

Title of Notes due 2016:

5.875% Notes due May 15, 2016

Aggregate principal amount:

$2,000,000,000

Pricing Effective Time:

3:50 p.m., New York City time, May 9, 2006

Price to Public:

99.910% of the principal amount of the Notes due 2016, plus accrued interest, if any from May 12, 2006

Purchase Price by Underwriters:

99.460% of the principal amount of the Notes due 2016, plus accrued interest, if any from May 12, 2006

Method of and specified funds for payment of purchase price:

By wire transfer to a bank account specified by the Company in immediately available funds

Indenture:

Indenture, dated as of February 9, 2001, as supplemented by a supplemental indenture, dated as of February 27, 2006, between the Company and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as Trustee

Maturity:

May 15, 2016

Interest Rate:

5.875%

Interest Payment Dates:

Semiannually on May 15 and November 15, commencing November 15, 2006

Redemption Provisions:

As set forth in the Prospectus Supplement under “Description of Notes”

Sinking Fund Provisions:

No sinking fund provisions

Defeasance provisions:

Sections 13.2 and 13.3 of the Indenture shall be applicable to the Notes due 2016

Time of Delivery:

May 12, 2006

Closing Location for Delivery of Securities:

The Depository Trust Company
55 Water Street
New York, New York 10041

Names and addresses of Representatives:

Designated Representatives:

ABN AMRO Incorporated

Address for Notices, etc.:

ABN AMRO Incorporated

55 East 52nd Street

6th Floor

New York, New York 10055

SCHEDULE III-A

FINAL TERM SHEET

5.375% NOTES DUE 2009

Issuer:	Abbott Laboratories

Size:	$500,000,000

Security Type:	5.375% Notes due 2009

Coupon:	5.375%

Maturity:	May 15, 2009

Price:	99.750%

Yield:	5.466%

Spread:	Plus 0.48%

Benchmark Treasury:	4.500% due February 15, 2009

Treasury Spot:	4.986%

Coupon Dates:	Semiannually on May 15 and November 15

First Coupon:	November 15, 2006

Settlement:	May 12, 2006

Redemption Provisions:

Abbott may redeem the notes, at any time in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 10 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

CUSIP:	002824 AR 1

Joint Bookrunning Managers:	ABN AMRO Incorporated Banc of America Securities LLC JPMorgan Morgan Stanley

Senior Co-Managers:	Citigroup BNP PARIBAS Wachovia Securities

Co-Managers:	Mitsubishi UFJ Securities SOCIETE GENERALE The Williams Capital Group, L.P. Caboto Deutsche Bank Securities Goldman, Sachs & Co. Harris Nesbit SCB

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-226-3756.

SCHEDULE III-B

FINAL TERM SHEET

 5.600% NOTES DUE 2011

Issuer:	Abbott Laboratories

Size:	$1,500,000,000

Security Type:	5.600% Notes due 2011

Coupon:	5.600%

Maturity:	May 15, 2011

Price:	99.935%

Yield:	5.615%

Spread:	Plus 0.60%

Benchmark Treasury:	4.875% due April 30, 2011

Treasury Spot:	5.015%

Coupon Dates:	Semiannually on May 15 and November 15

First Coupon:	November 15, 2006

Settlement:	May 12, 2006

Redemption Provisions:

Abbott may redeem the notes, at any time in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 12.5 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

CUSIP:	002824 AS 9

Joint Bookrunning Managers:	ABN AMRO Incorporated Banc of America Securities LLC JPMorgan Morgan Stanley

Senior Co-Managers:	Citigroup BNP PARIBAS Wachovia Securities

Co-Managers:	Mitsubishi UFJ Securities SOCIETE GENERALE The Williams Capital Group, L.P. Caboto Deutsche Bank Securities Goldman, Sachs & Co. Harris Nesbit SCB

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-226-3756.

SCHEDULE III-C

FINAL TERM SHEET

5.875% NOTES DUE 2016

Issuer:	Abbott Laboratories

Size:	$2,000,000,000

Security Type:	5.875% Notes due 2016

Coupon:	5.875%

Maturity:	May 15, 2016

Price:	99.910%

Yield:	5.887%

Spread:	Plus 0.76%

Benchmark Treasury:	4.500% due February 15, 2016

Treasury Spot:	5.127%

Coupon Dates:	Semiannually on May 15 and November 15

First Coupon:	November 15, 2006

Settlement:	May 12, 2006

Redemption Provisions:

Abbott may redeem the notes, at any time in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 15 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

CUSIP:	002824 AT 7

Joint Bookrunning Managers:	ABN AMRO Incorporated Banc of America Securities LLC JPMorgan Morgan Stanley

Senior Co-Managers:	Citigroup BNP PARIBAS Wachovia Securities

Co-Managers:	Mitsubishi UFJ Securities SOCIETE GENERALE The Williams Capital Group, L.P. Caboto Deutsche Bank Securities Goldman, Sachs & Co. Harris Nesbit SCB

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-226-3756.